   As filed with the Securities and Exchange Commission on December 16, 1997
                                                        Registration No.________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-4

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ______________________

                           CENTURY SOUTH BANKS, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Georgia                          6711                   58-1455591
     (State or other          (Primary Standard Industrial    (I.R.S. Employer
jurisdiction of incorporation  Classification Code Number)   Identification No.)
 or organization)
                             60  Main Street West
                           Dahlonega, Georgia 30533
                                 706/864-1111

     (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               JAMES A. FAULKNER
                           Century South  Banks, Inc.
                              60 MAIN STREET WEST
                            DAHLONEGA, GEORGIA 30533

  (Address, including zip code, and telephone number, including area code, of agent for service)

       THOMAS O. POWELL, ESQUIRE              RICHARD R. CHEATHAM, ESQUIRE
         Troutman Sanders LLP                   Kilpatrick Stockton LLP
600 Peachtree Street, N.E., Suite 5200   1100 Peachtree Street, N.E., Suite 2800
        Atlanta, Georgia 30308                   Atlanta, Georgia 30309
             404/885-3294                             404/815-6500


     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     The contents of the Registration Statement on Form S-4, Registration No. 333-33325, are incorporated by reference into this Registration Statement.

     The following exhibits are contained in this Registration Statement:


NUMBER                 DESCRIPTION OF EXHIBITS

5                      Securities Opinion of Troutman Sanders LLP

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dahlonega, State of Georgia, on December 15, 1997.


                             CENTURY SOUTH BANKS, INC.

                             By: /s/ James A. Faulkner
                                ----------------------------------
                                James A. Faulkner, President and
                                Chief Executive Officer

                             By: /s/ Susan J. Anderson
                                ----------------------------------
                                Susan J. Anderson,
                                Senior Vice President and
                                Chief Financial Officer

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, James A. Faulkner and Susan J. Anderson, and each one of them, their respective attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement (including post-effective amendments), and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their respective substitute or substitutes, may do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below as of December 15, 1997:

           Signature                               Title
           ---------                               -----

/s/ J. Russell Ivie
-------------------------------------       Chairman of the Board and Director
         J. Russell Ivie

/s/ James A. Faulkner
-------------------------------------       President, Chief Executive Officer, and
         James A. Faulkner                  Director

-------------------------------------       Director
       E. H. Chambers, Jr.

/s/ William L. Chandler
-------------------------------------       Director
       William L. Chandler

-------------------------------------       Director
       Clarence B. Denard

/s/ Thomas T. Folger, Jr.
-------------------------------------       Director
      Thomas T. Folger, Jr.

/s/ Sherman Green
-------------------------------------       Director
          Sherman Green

/s/ Dudley K. Owens
-------------------------------------       Director
         Dudley K. Owens

--------------------------------------      Director
        William D. Reeves

--------------------------------------      Director
           C. J. Sisson


/s/ E. Paul Stringer
-------------------------------------       Director
         E. Paul Stringer


-------------------------------------       Director
         Myron B.  Turner

/s/ Al J. Wimpy
-------------------------------------       Director
             Al J. Wimpy

-------------------------------------       Director
           George A.  Winn


                                 EXHIBIT INDEX


NUMBER                Description of Exhibits

5                     Securities Opinion of Troutman Sanders LLP